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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                _______________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)    April 26, 2001
                                                --------------------------------

                         PILOT NETWORK SERVICES, INC.
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              (Exact name of registrant as specified in Charter)

          Delaware                   000-24507                  94-3305774
----------------------------       ------------------      ---------------------
(State or Other Jurisdiction        (Commission File          (IRS Employer
    of Incorporation)                   Number)              Identification No.)

1080 Marina Village Parkway, Alameda, California                     94501
-----------------------------------------------------      ---------------------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code: (510) 433-7800
                                                   -----------------------------
                                     None
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On April 26, 2001, Pilot Network Services, Inc. (the "Company") issued two press releases. The first press release announced the receipt of a redemption notice from Marshall Capital Management, Inc. of the Company's preferred stock and the Company's failure to comply with Nasdaq listing requirements. This press release is attached hereto as Exhibit 99.1.

     The second press release announced the Company's decision to lay off all the Company's employees and to suspend business operations. This press release is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements and Exhibits

(a)  Exhibits

Exhibit 99.1 Press release issued by Pilot Network Services, Inc. on April 26, 2001.

Exhibit 99.2 Press release issued by Pilot Network Services, Inc. on April 26, 2001.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.



Date:  April 30, 2001                          PILOT NETWORK SERVICES, INC.



                                               By: /s/ M. Marketta Silvera
                                                  ------------------------------

                                                  M. Marketta Silvera, President
                                                  and Chief Executive Officer
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                                 EXHIBIT INDEX

Exhibit 99.1 Press release issued by Pilot Network Services, Inc. on April 26, 2001.

Exhibit 99.2 Press release issued by Pilot Network Services, Inc. on April 26, 2001.